

EST tandy® 1919
LEATHER

Q3 2022

MANAGEMENT DISCUSSION OF FINANCIAL RESULTS


CRAFTOOL

FORWARD-LOOKING STATEMENTS

Today's presentation will include statements, other than historical results, that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended. These statements reflect our expectations or estimates based on the information we have today but are not guarantees or predictions of future performance. They involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, and which may cause actual results to differ materially from the statements contained in this presentation. You are cautioned not to put undue reliance on these forward-looking statements. The Company assumes no obligation to update or otherwise revise these forward-looking statements, except as required by law.

2022

Financial Snapshot – 2022 Q3

SALES	GROSS MARGIN	PROFIT	BALANCE SHEET
$19.1MM (1.2%) vs 2021	**60.8%**	**$1.0MM** operating income $1.5MM adjusted EBITDA(1)	**$3.1MM** cash $42.3MM inventory no debt

Year-to-date

$58.0MM (2.2%) vs 2021	**58.7%**	**$1.1MM** operating income $3.0MM adjusted EBITDA(1)	

Q3 2022

Sales

2022 Q3 sales were down 1.2% versus Q3 of 2021, a slight decline in trend over Q2. Ecommerce saw strong growth over last year.

Q2 and YTD SALES $ MILLION


(1.2%)
19.1
19.3
(2.2%)
58.0
59.2
Q3 2022
Q3 2021
Q3 YTD 2022
Q3 YTD 2021

SALES BY CHANNEL


COMMERCIAL
ECOMMERCE
RETAIL
6%
18%
76%
8%
16%
76%
Q3 YTD 2022
Q3 YTD 2021

Q3 2022

Gross Profit

Q3 gross profit came in 4.6% above Q3 of 2021 due to higher margin rate. Year-to-date gross profit is down 1.5% to last year.


GROSS PROFIT
$ MILLION
4.6%
11.6
60.8%
11.1
57.5%
(1.5%)
34.0
58.7%
34.6
58.3%
Q3 2022
Q3 2021
Q3 YTD 2022
Q3 YTD 2021

Q3 2022

Profitability

While operating income of $1MM in Q3 was better than Q3 of last year, weaker-than-last-year performance in the first half of 2022 erodes the YTD compare.


OPERATING INCOME (LOSS)
$ MILLION
5%
0%
2%
3%
1.0
0.0
1.1
1.7
Q3 2022
Q3 2021
Q3 YTD 2022
Q3 YTD 2021


ADJUSTED EBITDA (1)
$ MILLION
8%
4%
5%
7%
1.5
0.8
3.0
4.1
Q3 2022
Q3 2021
Q3 YTD 2022
Q3 YTD 2021

Key Principles

Financial

1. Disciplined Capital Allocation
2. Conservative Balance Sheet
3. Focus on Long-Term Shareholder Value

Operating

1. Focus on Consumer Proposition
2. Build Durable Business Foundation
3. Remain Nimble



Focus for 2023


U.S. Inflation Rate
10
8
6
4
2
0
-2
2014
2016
2018
2020
2022

Economic headwinds growing stronger

Focus on growing profits and cash, even in an environment of declining demand

Pause investments in driving sales growth…

…But continue incremental improvements in building the foundation

Future Roadmap

The opportunity for growth remains, but our near-term focus will be on managing the core business for financial sustainability

CORE BUSINESS

OPTIMIZE RETAIL FLEET


@powderriverleather

FOCUS ON TEACHING



PILOT NEW FORMATS



PRODUCT IMPROVEMENTS


TandyPro
HEAT IMPRINTER
@legacybrandleather

GROW COMMERCIAL



NEW OPPORTUNITIES

4 KEY GROWTH INITATIVES

Tandy is positioned to bring new customers into the craft and expand the leathercrafting category.

YOUTH CRAFTING



ART THERAPY



CHAIN WHOLESALE



INTERNATIONAL



Pause incremental investment

Questions & Discussion



(1)Non-GAAP Reconciliation

** Adjusted EBITDA is a non-GAAP financial measure that excludes depreciation and amortization, interest expense, income tax provision (benefit), non-routine items, and stock-based compensation expense (which does not require settlement in cash) in order to provide helpful information to investors to facilitate a comparison of the Company's operating performance to that of other companies. Non-routine items are primarily legal and accounting costs associated with the restatement. The following is a reconciliation of the Company's net loss to Adjusted EBITDA (in thousands):*

Tandy Leather Factory, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended		Nine Months Ended	
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss)	$ 723	$ (16)	$ 779	$ 1,269
Add back:				
Depreciation and amortization	303	266	899	805
Interest expense	1	2	11	12
Income tax provision (benefit)	258	2	278	382
Stock-based conpensation	248	206	813	593
Non-routine items related to restatement	0	124	246	1,157
Adjusted EBITDA	$ 1,533	$ 584	$ 3,026	$ 4,218